                            Dated 23rd January, 1998


          (1)  CHUNG HWA DEVELOPMENT HOLDINGS LIMITED


          (2)  LEADING EDGE PACKAGING, INC.


                           ------------------------

                           SHARE EXCHANGE AGREEMENT

                           ------------------------


                                                  RICHARDS BUTLER
                                                  20th Floor
                                                  Alexandra House
                                                  16-20 Charter Road
                                                  Hong Kong

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THIS SHARE EXCHANGE AGREEMENT is made the 23rd day of January, 1998


BETWEEN:

(1) CHUNG HWA DEVELOPMENT HOLDINGS LIMITED, a company incorporated in Bermuda and whose registered office is situated at Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda ("CHD"); and

(2) LEADING EDGE PACKAGING, INC., a company incorporated in Delaware, U.S.A. and whose registered office is situated at 1013 Centre Road, City of Wilmington, County of New Castle, 19805 Delaware, U.S.A. and whose principal place of business is situated at Empire State Building, 350 Fifth Avenue, Suite 3922, New York, New York 10118, U.S.A.("LEPI").

WHEREAS:

(A) CHD is a company incorporated in Bermuda with limited liability and has its securities listed on the Hong Kong Stock Exchange and owns all of the issued share capital of the Company, as hereinafter defined;

(B) LEPI is a company incorporated in Delaware, U.S.A. with limited liability and which has its securities listed on the Nasdaq;

(C) LEPI and the Company have the common directors of Mr. Lip-Boon Saw and Mr. Richard Fung-Gea Wong.

(D) CHD owns the majority of the issued and outstanding shares of common stock of LEPI.

(E) CHD and LEPI have agreed to exchange the Shares and the LEPI Shares on the terms set out below.

1.   DEFINITIONS

     (A) In this Agreement, unless the context otherwise requires, the following expressions shall have the following meanings:

          Expression               Meaning
          ----------               -------

          "Breakspear"             Breakspear Limited, short particulars of
                                   which are set out in Part B of Schedule
                                   1;

          "Business Day"           a day upon which banks are open for business
                                   in Hong Kong and New York, other than a
                                   Saturday;

          "Circle Round"           Circle Round Limited, short particulars of
                                   which are set out in Part C of Schedule 1;

          "Company"                Justrite Investments Limited, short
                                   particulars of which are set out in Part A of
                                   Schedule I.

          "Companies Act"          The Companies Act 1981 of Bermuda;

          "Companies Ordinance"    Companies Ordinance (Chapter 32 of the Laws
                                   of Hong Kong);

          "Disclosure Letter"      the letter of even date herewith from CHD to
                                   LEPI, containing exceptions to the
                                   Warranties;

          "Dongguan Shilong"       Dongguan Shilong Wah Rich Packaging Limited,
                                   short particulars of which are set out in Part D of Schedule 1;

          "Dongguan Walford"       Dongguan Walford Ornaments packaging Limited,
                                   short particulars of which are set out in Part E of Schedule 1;

          "Exchange"               completion of this Agreement by the
                                   performance by the parties of the several obligations contained in Clause 4;

          "Exchange Date"          the third Business Day following the day on
                                   which all the conditions referred to in
                                   Clause 2(A) are satisfied or such other date as the parties may agree;

          "Group" the Company, the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries;


          "Hong Kong"              the Hong Kong Special Administrative Region
                                   of the People's Republic of China;

          "Hong Kong Stock         The Stock Exchange of Hong Kong Limited;
           Exchange"

          "Justrite Shares"        100 Shares, representing all the issued
                                   share capital of the Company;

          "LEPI Shares"            a total of 2,250,000 shares of common stock,
                                   par value US$0.01 per share in the capital of LEPI, such shares to be allotted and issued credited as fully paid to CHD (or its nominee) at an issue price of US$6.00 per share in exchange for the transfer to LEPI of the Justrite Shares;

          "Listing Rules"          the Rules Governing the Listing of Securities
                                   on the Hong Kong Stock Exchange;

          "Majority-owned          Dongguan Shilong and Dongguan Walford
           Subsidiaries"           which the Company owns half of the interest
                                   in the registered capital and over half of the interest in the registered capital respectively;

          "Management Accounts"    the unaudited consolidated management
                                   accounts of the Company for the period ended on the Management Accounts Date;

          "Management Accounts     30th September, 1997;
           Date"

          "Nasdaq"                 Nasdaq National Market;

          "PRC Property"           the two properties details of which are set
                                   out in Schedule 3;

          "Rich City"              Rich City International Packaging Limited,
                                   short particulars of which are set out in Part F of Schedule 1;

          "SEC"                    the United States Securities and Exchange
                                   Commission;

          "SFC"                    the Securities and Futures Commission in Hong
                                   Kong;

          "Shares" shares of US$1.00 each in the capital of the Company;

          "Tax" or "Taxation"      any form of taxation, charge, duty, levy,
                                   impost, withholding, deduction or liability wherever imposed to collect public or local revenue by any statutory governmental state provincial local or municipal authority whatever;

          "Underwriter"            Gilford Securities Incorporated, being the
                                   underwriter in relation to the initial public offering of LEPI;

          "Warranties"             the warranties representations and
                                   undertakings referred to in Clause 6 and
                                   Schedule 2;

          "Wholly-owned            Breakspear, Circle Round and Rich City in
          Subsidiaries"            which the Company beneficially owns the
                                   entire issued share capital thereof;

          "$ " or "HK$"            Hong Kong dollars; and

          "US$"                    United States dollars.

     (B) References to Clauses and Schedules are to clauses of and schedules to this Agreement.

     (C) References in this Agreement to statutory provisions shall be construed as references to those provisions as respectively replaced, amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which they are re-enactments (whether with or without modification) and any subordinate legislation or regulations made under such provisions.

     (D) Words importing the singular include the plural and vice versa, words importing gender include every gender and references to persons include bodies corporate or unincorporate.

     (E) References to "writing", or any cognate expression, includes a reference to any communication effected by telex, facsimile transmission or similar means.

     (F) References to a document "in the agreed terms" is a reference to the form of the version initialed for the purposes of identification for or on behalf of the parties.

     (G) The headings in this Agreement are for convenience only and shall not affect its interpretation.

2.   CONDITIONS TO CLOSING

     (A) Completion of this Agreement is conditional upon satisfaction of all of the following conditions by not later that 10th March, 1998 or such later date as may be agreed between the parities:

          (i) if required by the Hong Kong Stock Exchange, the transactions envisaged by, and the performance of the obligations by CHD pursuant to, this Agreement being approved by a simple majority of shareholders of CHD (excluding those shareholders (if any) prohibited by the Listing Rules from voting on the relevant resolution) voting at a special general meeting convened for the aforementioned purpose;

          (ii) the Underwriter unconditionally approving or agreeing to the issue by LEPI of the LEPI Shares;

          (iii) all necessary consents and authorisations which may be required to implement this Agreement under any existing contractual arrangements, or under loan or finance documentation of CHD, LEPI or any member of the Group (as the case may be), having been obtained;

          (iv) financial due diligence of the Group carried out by LEPI based on the results of review of financial statements of the Group for the six months ended 30th September, 1997 to be performed by the auditors of LEPI and to be completed before 10th March, 1998.

     (B) The conditions mentioned in paragraphs (i) to (iv) of Clause 2(A) above shall only be treated as satisfied if the relevant waiver, authorisation, consent or approval is unconditional or, if it is conditional or imposes requirements, the conditions or requirements are acceptable to LEPI. The parties shall notify each other in writing when they consider all of the conditions in Clause 2(A) to be satisfied.

     (F) The parties shall use all reasonable endeavors to procure that the conditions in Clause 2(A) are satisfied by no later than 10th March, 1998 or, in the event that the parties hereto agree in writing, a later date or dates. In the event of the conditions referred to in Clause 2(A) not being fulfilled or waived by the parties in writing by 10th March, 1998 or such later date(s) as may be agreed between the parties, all rights, obligations and liabilities of the parties hereunder will cease and determine and no party will have any claim against the other save for any antecedent breach hereof.

3.   EXCHANGE OF SHARES

     Subject to the satisfaction of all the conditions referred to in Clause 2(A), at Exchange:

     (A) CHD shall transfer, or procure the transfer of, as beneficial owner, to LEPI the Shares in each case free from all liens, charges, encumbrances, equities, claims, adverse interests and third party rights of any kind whatsoever and together with all rights attaching or accruing thereto on or after the Exchange Date; and

     (B) LEPI shall allot and issue the LEPI Shares to CHD or as CHD shall in writing direct in each case credited as fully paid and free and clear from all encumbrances and third party rights whatsoever.

4.   EXCHANGE

     Upon satisfaction of the conditions referred to in Clause 2(A), Exchange will take place on the Exchange Date at the offices of CHD in Hong Kong or at such other place and time as the parties to this Agreement may agree. At Exchange all (but not part, unless all the parties hereto so agree) of the following business will be transacted:

     (A)  CHD will:

          (i)  Deliver to LEPI:

               (a) instruments of transfer in respect of all of the Shares duly executed by or on behalf of CHD or the registered shareholder in favour of LEPI or its nominee(s);

               (b)  the share certificates for all the Justrite Shares;

               (c) such other documents as may be required to give a good title to the Justrite Shares and to enable LEPI or its nominee(s) to become the registered holder thereof; and

               (d) the common seal, certificate of incorporation, business registration certificate, memorandum and articles of association and statutory books and all accounting and other records of the Company;

          (ii) if required, procure and deliver evidence of the approval by a simple majority of the shareholders of CHD referred to under Clause (2)(A)(i);

          (iii) procure that a board meeting of the Company be held at which resolutions shall be passed to:

               (a) accept and approve the transfers referred to in Clause 4(A)(i)(a) for registration subject only to execution of the same by LEPI or its nominee(s); and

                (b) appoint such persons as LEPI may nominate to be directors and/or secretary of the Company; and

          (iv) execute and do and deliver to LEPI all such other documents, acts and things as LEPI may reasonably require in order to implement the transactions contemplated by this Agreement and to pass control, ownership, management and administration of the Company, the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries to LEPI;

     (B)  LEPI will:

          (i) allot and issue the LEPI Shares to CHD or as it shall in writing direct, credited as fully paid at US$6.00 per share;

          (ii) deliver to CHD a certified copy of the document showing that the condition under Clause2(A)(ii) has been satisfied;

          (iii) deliver to CHD a certified copy of the board resolution of LEPI approving the allotment and issue of the LEPI Shares to CHD (or its nominee); and

          (iv) certificates for the LEPI Shares in the name of CHD (or its nominee).

5.   WARRANTIES

     (A) CHD hereby warrants, represents and undertakes to LEPI in the terms set out in Schedule 2 as at the date hereof and as at the date of Exchange and warrants that all the warranties and representations set out in Schedule 2 are correct and complete as at the date hereof and as at the date of the Exchange.

     (B) In so far as the Warranties relate in whole or in part to matters of fact they shall constitute representations upon the faith of which LEPI has entered into this Agreement and each of the Warranties shall be construed as a separate Warranty and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Warranty or any other term of this Agreement.

     (C) The provisions of this Clause 5(C) shall operate, inter alia, to limit the liability of CHD under or in connection with this Agreement and "liability" and "liabilities" shall be construed accordingly. The parties agree:

          (i) no liability shall attach to CHD unless and until the aggregate amount of the liabilities of CHD shall exceed the sum of US$250,000 but if the liabilities exceed that sum CHD shall (subject to the other provisions hereof) be liable for the whole of such liability and not merely the excess;

          (ii) no liability shall attach to CHD in respect of any single claim unless the amount of such claim shall exceed US$10,000;

          (iii) the aggregate amount of the liabilities shall not exceed the aggregate value attributable to the LEPI Shares hereunder, being US$13,500,000;

          (iv)  no liability shall accrue if and to the extent that:

                (a) adequate provision or adequate reserve is made in the Management Accounts for the matter giving rise to the claim; or

                (b) it relates to Tax assessed or liable to be assessed in respect of any period or arising in consequence of any transaction carried out after the date of Exchange; or

                (c) the facts which give rise to the claim are fairly contained in the Disclosure Letter;

          (v) no liability shall accrue in respect of any matter, act, omission, transaction or circumstance which would not have occurred but for the passing of , or any retrospective change in, after the date of this Agreement, any law, rule, regulation or generally accepted administrative practice of any government, or any increase in the rates of taxation or any imposition of Tax not in effect at Exchange and which has retrospective effect;

          (vi) no liability shall accrue for any loss arising from a breach of the Warranties to the extent that any such loss is covered by a policy of insurance unless the policy is avoided not as a result of any actions or omissions on the part of LEPI, Provided that nothing herein shall be construed to impose on LEPI any obligation to effect or maintain any such policy of insurance; and

          (vii) CHD shall not be liable for breach of any representation, warranty or undertaking contained in this Agreement by reason of any omission or default of LEPI, the Company, the Wholly-owned Subsidiaries or the Majority-owned Subsidiaries occurring after the date of Exchange.

     (D) Where a Warranty is made or given "so far as CHD is aware", or "to the best of the knowledge of CHD" such Warranty shall be deemed to be given to the best of the knowledge information and belief of CHD after making enquiry of the directors and senior management of the Company, the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries.

     (E) No claim shall be made by LEPI against CHD pursuant to this Clause 5, Clause 6(B) or Schedule 2 unless written notice of such claim specifying the nature of the claim has been delivered to CHD on or before the date falling 12 months from the Exchange Date.

     (F) Any liability of CHD under the Warranties shall be reduced by an amount equal to:

          (i) the value or additional value of any fixed assets (save for the value of intangible assets and goodwill) held at Exchange which are not included in the Management Accounts or are included at less than market value;

          (ii) the amount of or by which any Taxation for which any member of the Group is accountable is extinguished or reduced as a result of the claim giving rise to the liability;

          (iii) the amount by which any provision for Taxation, bad or doubtful debts or contingent or other liabilities contained in the Management Accounts proves after Exchange to have been excessive, except by reason of a reduction in tax rates; and

          (iv) the amount of any credits, recoveries or other benefits which have been or will be received or obtained by any of member of the Group by reason of or arising out of the matters giving rise to the liability.

     (G) If a breach of the Warranties is established, after the liability of CHD has been reduced pursuant to the provisions of Clause 5(F) above, CHD shall be entitled to set-off, against the amount of any liability incurred by it as a result of the breach, in any amount by which (after adjustment where appropriate for taxation in respect of revenue items) the position of the Group (taken as a whole) in respect of any other matter is established to be better than warranted (after adjustment for taxation where appropriate). Provided always that the provisions of this Clause 5(G) shall not apply and CHD shall not be entitled to any set off in respect of any item or matter which has been taken into account or the benefit of which it has received under the provisions of Clause 5(F) above.

6.   UNDERTAKINGS

     (A) CHD undertakes that prior to Exchange or such later date as the parties may agree in writing, it will procure that all current account balances between on the one hand

          CHD and its subsidiaries (other than members of the Group) and on the other hand members of the Group agreed by the parties to be settled in full are settled in full.

     (B) With the exception of the transactions under Clause 6(A) above, CHD represents, warrants and undertakes to LEPI to procure that (a) prior to Exchange it will procure that the Group continues to operate its business in the ordinary course of business in the same manner as prior to the date hereof and (b) neither the Company, the Wholly-owned Subsidiaries nor the Majority-owned Subsidiaries shall (save as contemplated herein) at any time from the date of this Agreement until Exchange without the prior written consent of LEPI (which consent shall not be unreasonably withheld or delayed):

          (i) make any change in its business carried on at the date of this Agreement;

          (ii) do or omit to do anything whereby any of its outstanding agreements may be modified in a material manner or terminated prematurely such that the condition of its assets or the financial position of its businesses might be materially and adversely affected;

          (iii) permit or suffer any of its insurances in respect of any of its assets or its business to lapse or do anything which would make any policy of insurance void or voidable;

          (iv) increase the remuneration of any of its employees by an amount greater that thirty-five per cent of that individual's aggregate remuneration package or amend the material terms of any of its employees or any other individual whose services are provided to any material extent;

          (v) assign or purport to assign any rights under any contract to which it is a party or novate or purport to novate any such contract otherwise than in the ordinary course of business; or

          (vi) pass any resolution in general meeting other than a resolution at an annual general meeting which is not special business and save as provided in this Agreement.

     (C) LEPI hereby undertakes, following the Exchange, to use its best endeavors to procure the release of CHD from all guarantees and letters of undertaking given by it in respect of the obligations of the Company, the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries (if any), and, if required as a condition to the release of such guarantees and letters of undertaking by the lender(s) or person(s) in whose favour such guarantees and letters of undertaking have been given, to replace such guarantees and letters of undertaking with guarantees and letters of undertaking from

          LEPI; and until such guarantees and letters of undertaking have been released, from the time immediately following Exchange to indemnify CHD, and keep it indemnified and held harmless against all claims, losses, damages, costs, expenses and liabilities arising out of such guarantees and letters of undertaking.

     (D) CHD hereby undertakes to LEPI that in the event the audited net asset value of the Company for the year ending 31st March, 1998 as reflected in the audited report and accounts of the Company for such period is less than US$4,500,000 it will forthwith pay to LEPI on a US$ for US$ basis the amount of any shortfall.

     (E) LEPI hereby undertakes, to procure that Rich City obtains all the documents, consents and approvals and completes all formalities necessary for the transfer of the PRC Property to CHD or its nominee and to procure that Rich City effects the transfer of the PRC Property to CHD or its nominee.

     (F) LEPI hereby undertakes, following the Exchange, to procure that the Company and its auditors prepares the accounts referred to in Clause 6(D) on a consistent basis with, and adopts the same policies as, previous accounts in determination of the net asset value of the Company. For compliance with the requirements of the SEC, if required, the auditors of the Company will consolidate the financial statements of the Company and comply with such disclosure requirements in accordance with USGAAP. For the avoidance of doubt, if the net asset value of the Company for the year ending 31st March, 1998, for the purposes of clause 6(D) calculated by applying USGAAP is different from that calculated without applying USGAAP, then USGAAP will not be applicable in calculating the net asset value of the Company for the year ending 31st March, 1998 for the purposes of clause 6(D) only and as a seperate determination from the preparation of the annual accounts of the Company.

     (G)  LEPI represents, warrants and undertakes to CHD that:

          (i) subject to Exchange it will allot and issue the LEPI Shares to CHD credited as fully paid as to US$6.00 per share free and clear of all encumbrances and third party rights whatsoever;

          (ii) it has sufficient authorised but unissued share capital to permit the allotment and issue of the LEPI Shares; and

         (iii) it will file, or cause to be filed, not later than 14 days from the Exchange Date, a registration statement with respect to the LEPI Shares, with the SEC, on behalf of CHD.

7.   REPRESENTATIONS AND WARRANTIES AS TO AUTHORITY AND LEGALITY

     Each party represents and warrants to the other that:

     (A) it has the corporate power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby;

     (B) it has taken all necessary corporate action to authorise the entering into and performance of this Agreement and to carry out the transactions contemplated hereby; and

     (C) this Agreement is a valid and binding obligation on it and it is not in contravention of any applicable statute, regulation, ordinance or other governmental restriction and does not conflict with or cause a breach or default under any of its agreements or other contractual arrangements.


8.   ASSIGNMENT

     This Agreement shall be binding on and enure for the benefit of the successors of each of the parties but shall not be assignable without the prior consent of the other party.

9.   REMEDIES FOR BREACH

     Any remedy conferred on any party hereto for breach of this Agreement (including the breach of any Warranty) shall be in addition and without prejudice to all other rights and remedies available to it. No failure or delay by any party hereto to exercise any remedy shall operate as a waiver thereof nor shall any single or partial exercise of any remedy preclude any further exercise thereof or the exercise of any other remedy.

10.  FURTHER ASSURANCE

     Each of the parties hereby undertakes to the other that it will do all such acts and things and execute all such deeds and documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Agreement and the transactions hereby contemplated and so that each party shall be responsible for its own costs in connection with its obligations under this Clause 9.

11.  MISCELLANEOUS

     (A) Any provision of this Agreement which is capable of being performed after but which has not been performed at or before Exchange and all Warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Exchange and shall, in the case of the Warranties, be repeated with reference to the facts and circumstances subsisting at Exchange.

     (B) This Agreement constitutes the whole agreement between the parties relating to the transactions hereby contemplated (no party having relied on any representation or warranty made by any other party which is not a term of this Agreement) and no future variation shall be effective unless made in writing and signed by each of the parties.

     (C) This Agreement shall supersede all and any previous agreements or arrangements between the parties hereto or any of them relating to the Company, the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries or to any other matter referred to in this Agreement and all or any such previous agreements or arrangements (if any) shall cease and determine with effect from the date of this Agreement.

     (D) If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

12.  COSTS AND EXPENSES

     Each party shall pay its own costs and expenses in relation to the preparation, execution and carrying into effect of this Agreement.

13.  ANNOUNCEMENTS AND CIRCULARS

     (A) Each of the parties hereto shall comply with all applicable laws, rules and regulations with respect to any and all announcements and circulars by or on behalf of any of the parties hereto and relating to the transactions contemplated by this Agreement.

     (B) Subject to Clause 13 (A), all announcements and circulars referred to in Clause 13(A) shall be pending an announcement or release thereof, kept confidential by each party.

14.  NOTICES

     (A) Any notice or other document to be given under this Agreement shall be in writing and shall be delivered by hand or sent by first class post or airmail or facsimile transmission to the address or facsimile number of the party to be served as stated below (or to such other addresses and/or numbers as the addressee may have by two Business Days' prior notice notified the other party hereto):

          To CHD:
          Room 912
          Hutchinson House
          10 Harcourt Road
          Central, Hong Kong

          Fax No.:  (852) 2877 9823
          Attention: Jenkin Cheung

          To LEPI:
          Suite 3922
          350 Fifth Avenue
          New York, NY 10018
          Fax No.: (212) 239-1867
          Attention: Casey K.  Tjang, Chief Financial Officer

     (B) Any such notice or other document shall be deemed to have been duly given upon receipt if delivered by hand or if sent by facsimile transmission upon the receipt by the sending machine of the addressee's confirmatory answerback or other confirmation and in the case of notice sent by post it shall be deemed to have been given one Business Day after posting if the address is in Hong Kong and five Business Days after posting if the address is outside Hong Kong. In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing such notice was properly addressed and posted or that the applicable means of telecommunication was properly received (as the case may be).

15.  TIME OF THE ESSENCE

     Time shall be of the essence of this agreement, both as to times, dates and periods mentioned herein and as to any times, dates or periods which may by agreement in writing be substituted therefor.

     IN WITNESS whereof this Agreement has been entered into the day and year first above written.

                                     SCHEDULE 1

                                       Part A

                             Particulars of the Company


Name                               :       Justrite Investments Limited

Registered Office                  :       P.O. Box 71 Craigmuir Chambers
                                           Road Town, Tortola,
                                           British Virgin Islands

Incorporation Date                 :       2nd March, 1993

Capital                            :

-Authorised                        :        US$50,000 dividend into 50,000
                                            shares of US$1.00 each

-Paid Up                           :        US$100.00

Nature of Business                 :        investment holding

Director                           :        Chong Kim-fu
                                            Ong Ai-gin
                                            Saw Lip-boon
                                            Wong Fung-gea

Registered Shareholders            :        Chung Hwa Development Holdings
                                            Limited (100 shares)

                                     SCHEDULE 1

                                       Part B

                             Particulars of Breakspear


Name                               :        Breakspear Limited

Registered Office                  :        P.O. Box 71,
                                            Craigmuir Chambers,
                                            Road Town, Tortola
                                            British Virgin Islands

Incorporation Date                 :        24th January, 1992

Capital                            :

-Authorised                        :        US$50,000 divided into 50,000
                                            shares of US$1.00 each

-Paid up                           :        US$1.00

Nature of Business                 :        investment holding and provision of
                                            Group services

Directors                          :        Mr. Saw Lip Boon
                                            Mr. Wong Fung Gea
                                            Mr. Kwok Ying Chuen, Martin

Registered Shareholder             :        Justice Investments Limited
                                            (one share)

                                     SCHEDULE 1

                                       Part C

                            Particulars of Circle Round

Name                               :        Circle Round Limited

Registered Office                  :        Room 402, Join-In Hang Sing Centre
                                            71-75 Container Port Road,
                                            Kwai Chung
                                            New Territories, Hong Kong

Incorporation Date                 :        2nd December 1993

Capital

-Authorised                        :        HK$10,000.00 divided into 10,000
                                            shares of HK$1.00 each

-Paid up                           :        HK$2.00

Nature of Business                 :        property holding

Directors                          :        Kwok Ying Chuen, Martin
                                            Cheung Yu Shum, Jenkin

Secretary                          :        Cheng Kwok Wah

Registered Shareholders            :        Rich City International
                                            Packaging Limited (one share)

                                            Smart Investments Limited
                                            (one share)

                                     SCHEDULE 1

                                       Part D

                          Particulars of Dongguan Shilong

Name                               :        Dongguan Shilong Wah Rich Packaging
                                            Limited

Registered Office                  :        188 Cheong Ping Road,
                                            Shek Long,
                                            Dongguan City,
                                            the PRC

Incorporation Date                 :        27th September, 1989

Registered Capital                 :        RMB1,410,000.00

Nature of Business                 :        manufacture and sale of packaging
                                            products

Directors                          :        Kwok Ying Chuen
                                            Lee Kit

Registered Shareholders            :        Dongguan City Shek Long Wah
                                            Nam Enterprises Company (50%)

                                            Rich City International
                                            Packaging Limited (50%)

                                     SCHEDULE 1

                                       Part E

                          Particulars of Dongguan Walford

Name                               :        Dongguan Walford Ornaments Packaging
                                            Limited

Registered Office                  :        Dongguan City
                                            Shek Long District,
                                            Industrial Area,
                                            the PRC

Incorporation Date                 :        21st August, 1993

Registered Capital                 :        HK$26,250,000

Nature of Business                 :        manufacture and sale of
                                            packaging products

Directors                          :        Kwok Ying Chueh
                                            Lee Kit

Registered Shareholders            :        Dongguah City Shek Long Wah
                                            Nam Enterprises Company (40%)

                                            Breakspear Limited (60%)

                                     SCHEDULE 1

                                       Part F

                              Particulars of Rich City

Name:                              :        Rich City International Packaging
                                            Limited

Registered Office                  :        Room 402, Join-In Hang Sing Centre
                                            71-75 Container Port Road,
                                            Kwai Chung
                                            New Territories, Hong Kong


Incorporation Date                 :        19th March, 1991

Capital                            :

-Authorised                        :        HK$5,000,000.00 divided into
                                            5,000,000 shares of HK$1.00 each

-Paid up                           :        HK$2,000,000.00

Nature of Business                 :        investment holding and financial
                                            services

Directors                          :        Kwok Ying Chuen, Martin
                                            Saw Lip-boon
                                            Wong Fung-gea, Richard

                                   :        Cheng Kwok Wah, Samuel

Registered Shareholders            :        Justrite Investments Limited
                                            (1,999,999 shares)

                                            Chong Kim Fu (1 share)

                              SCHEDULE 2

                         CLAUSE 5: WARRANTIES

It is agreed that unless the context otherwise requires, the representations, warranties and undertakings contained in this Schedule in relation to the Company shall be deemed to be and are hereby repeated mutatis mutandis in relation to each of the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries.

Taxation

1. All returns of the Company made for taxation purposes were, as at the date on which they were made, correct in all material respects and on a proper basis and all other information supplied to the Inland Revenue Department or other fiscal authority for such purpose was when supplied correct in all material respects and on a proper basis and such returns included all returns and information which the Company ought to have made or given and are not subject to any material dispute with the Inland Revenue Department or any other relevant fiscal authority at the date hereof and there is no fact or matter which might result in any such dispute or any material liability for taxation (present or future) not provided for appropriately in the Accounts.

2. The Company has paid all taxation for which it is liable to account to the Inland Revenue Department or other fiscal authority on the due date for payment thereof and is under no liability to pay any penalty or interest in connection therewith and without limiting the generality of the foregoing the Company has made all deductions and withholdings in respect or on account of taxation which it is required or entitled by any relevant legislation to make from any payments made by it including, but not limited to, interest, annuities or other annual payments, royalties, rent, remuneration payable to employees or sub-contractors or payments to a non-resident and where appropriate the Company has accounted in full to the relevant fiscal authority for any taxation so deducted or withheld.

Corporate matters

3. The Company has been duly incorporated and is validly existing under the laws of its jurisdiction and has full power, authority and legal right to own its assets and carry on its business as presently conducted and is not in receivership or liquidation, it has taken no steps to enter liquidation and no petition has been presented for winding up the Company and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Company.

4. There are no outstanding options, warrants or similar rights to purchase shares or other securities of the Company or the Wholly-owned Subsidiaries or Majority-owned Subsidiaries except as specifically set forth herein or in the Disclosure Letter.

Trading and general commercial matters

5. There are no agreements concerning the Company which are material to its business which will be terminated as a result of the execution of this Agreement or Exchange or any transaction associated herewith or therewith and which will have a material adverse effect on the financial position of the Company and its subsidiaries taken as a whole.

6. The Company is not in default under any material provision of any material contract or material agreement to which it is a party or by which it is bound and which has or may have a material adverse effect on the financial position of the Company and its subsidiaries taken as a whole; and no event has occurred which constitutes such default, or which with the giving of notice or the passage of time or otherwise, would constitute such default or which would require the premature repayment of any material loans or other material amounts due thereunder.

7. So far as the Company is aware, it is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

8. The Company has at all material times carried on its business in compliance with all applicable laws and regulations and without prejudice to the generality of the foregoing the Company has obtained all licenses and consents necessary for the carrying on of its business, and all such licenses and consents are valid and subsisting and so far as the Company is aware there is no reason why any of them should be suspended, canceled or revoked.

9. Any and all agreements executed by CHD on behalf of the Company which are necessary to the business of the Company and the Wholly-owned Subsidiaries and the Majority-owned Subsidiaries have been assigned by CHD to LEPI.

10. The Company is not obligated under any product warrantees or other guarantees with which it is unable to comply.

11. The Company and its Wholly-owned Subsidiaries and Majority-owned Subsidiaries have good title to all the properties and assets used by them in the ordinary course of their respective businesses.

12. The Company has no patent, copyright, trademark or other intellectual property rights which it requires in the ordinary course of its business.

Litigation

13. The Company is not involved whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings (apart from debt collecting in the ordinary course of business) or in any proceedings before any tribunal and the outcome of which, whether successful or otherwise, will have a material adverse effect on the financial position of the Company and its subsidiaries taken as a whole; and so far as the Company is aware no such proceedings are threatened or pending; nor is there any material unsatisfied judgment, court order or tribunal or arbitral award outstanding against the Company (unless the same is the subject of an appeal or in respect of which an appeal is contemplated) and no distress, execution or process has been levied on any part of its business or assets.

14. Neither the Company nor any of its Wholly-owned Subsidiaries or Majority-owned Subsidiaries is responsible for any liability or obligation for or on behalf of any third party.

The Company

15. The Justrite Shares have been allotted and issued to CHD free from any lien, charge, encumbrance and third party right of whatsoever nature and together with all rights attaching thereto.

16. The Justrite Shares have been allotted and issued in CHD fully paid up and in accordance with the memorandum and articles of the Company and rank pari passu in all respects inter se and with all other shares in the share capital of the Company.

17. The Justrite Shares will at Exchange represent all of the entire issued share capital of the Company.

18. The Company will at Exchange be the legal and beneficial owner of all the issued shares in Rich City and Breakspear free from all liens, charges, rights of pre-emptions, options, claims, equities, encumbrances and third party rights of any kind.

19. The Company will at Exchange be the legal and beneficial owner of half of the interest in the registered capital of Dongguan Shilong and over half of the interest in the registered capital in Dongguan Walford free from all liens, charges, rights of pre-emptions, options, claims, equities, encumbrances and third party rights of any kind.

20. The Company has been duly incorporated and is validly existing under the laws of the British Virgin Islands and has full power, authority and legal right to own its assets and carry on its business as presently conducted and is not in receivership or liquidation, it has taken no steps to enter liquidation and no petition has been presented for winding up the Company and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of the Company.

21. The total amount borrowed by the Company (as determined under the relevant instrument) does not exceed any limitation on its borrowing powers contained in its articles of association or equivalent constitutional documents, or in any debenture or other relevant document.

22. The Company has not received any notices (whether formal or informal) from any lenders of money, requiring repayment or intimating the enforcement of any security.

23. The Company has no knowledge of the invalidity of, or grounds for rescission, avoidance or repudiation of, any material agreement or arrangement to which it is a party and no party with whom it has entered into any material agreement or arrangement has given any notice of its intention to terminate, or has otherwise sought to repudiate or disclaim, the agreement or arrangement.

24. The Company is not a party to nor has it any liability under any onerous or unusual agreement, arrangement or obligation being:

     (i) any material agreement, arrangement or obligation which was entered into otherwise than in the ordinary and usual course of its business;

     (ii) any material agreement, arrangement or obligation which was entered into otherwise than by way of a bargain at arm's length;

     (iii) any material agreement or arrangement which restricts its freedom to carry on the whole or any material part of its business in such manner as it thinks fit;

     (iv) any material sale or purchase option or similar agreement, arrangement or obligation affecting any material assets owned or used by it; or

     (v) any material agreement, arrangement or obligation which cannot readily be fulfilled or performed on time or without undue or unusual expenditure of money or effort.

25. There is no power of attorney given by the Company which is in force and there is no outstanding authority by which any person may enter into any agreement, arrangement or obligation to do anything on behalf of any such company (other than any authority of its employees and directors to enter into agreements in the ordinary and usual course of their duties).

26. All material assets of any member of the Group of an insurable nature have at all times been and are insured in such amounts and against such risks as are in accordance with good commercial practice normally insured against. Each member of the Group has at all times been adequately covered against accident, third party, public liability (as the case may be) and other risks normally covered by insurance and nothing has been done or omitted to be done by or on behalf of each member of the Group which would make any policy of insurance void or voidable or enable the insurers to avoid the same and there is no claim outstanding under any such policy and the Company is not aware of any circumstances likely to give rise to such a claim or result in an increased rate of premium.

27. No member of the Group has not suffered any material uninsured losses nor waived any rights of material or substantial value or allowed any material insurances to lapse.

28. Save for the outstanding accounts referred to in Clause 6(A) and Schedule 3, there are no amounts owing by CHD and its subsidiaries (other than the Group) to the Group and all such accounts as are referred to in Clause 6(A) and Schedule 3 will be settled on or before the Exchange.

                                     SCHEDULE 3

                                    PRC Property


Address                                    Registered Owner
-------                                    ----------------

1.   Flat C, 19th Floor, Licky Court       Rich City International Packaging
     Guang Fat Gardens                     Limited
     482 Huan Shi Dong Lu
     Guangzhou Province
     People's Republic of China

2.   Flat 06, 28th Floor                   Rich City International Packaging
     Tower 2                               Limited
     Dong-Jun Plaza
     836 Dong Feng Road East
     Guangzhou Province
     People's Republic of China

SIGNED by Kwok Ying Chuen               )
for and on behalf of                    )
CHUNG HWA DEVELOPMENT                   )    [SIGNATURE]
HOLDINGS LIMITED                        )
in the presence of: Norman Lam          )




SIGNED by Lip-Boon Saw                  )
for and on behalf of                    )    [SIGNATURE]
LEADING EDGE PACKAGING, INC.            )
in the presence of: Fung-Gea Wong       )